Great Plains Energy

2008 EEI Presentation

November 11, 2008

Exhibit 99.1
Mike Chesser,
Chairman and CEO

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains
Energy, Kansas City Power & Light (KCP&L), and KCP&L Greater Missouri Operations Company (GMO); changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel;
ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties. Other risk factors are detailed from time to time in
Great Plains Energy’s and KCP&L’s most recent quarterly reports on Form 10-Q or Annual Reports on Form 10-K filed with the Securities and Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

✓Sale of Strategic Energy in June
✓Close of Aquila Transaction in July
+
End result is a strong
regional utility with resources
focused on success in
regulated operations
Transforming Transactions Completed

• Solid Midwest electric utility - KCP&L
 brand
• Capable, experienced management team
• Investment grade credit rating
• Building a platform for long-term
 earnings growth
• Annualized dividend of $1.66/share
* Based on unaudited proforma financial statements filed in 8K dated August 13, 2008
 Regulated vertically integrated electric utility operations with:
 • $7.3 billion in assets 9/30/08
 • $1.9 billion in revenues YE 2007*
 • $2.3 billion market cap - NYSE:GXP
 • Approx. 820,000 customers in
  Kansas and Missouri
 • Low retail utility rates
 • Total generation capacity of approximately
  6,000 MWs
Great Plains Energy

– We will be challenged in 2009 by the same economic factors impacting others in the industry;
– We believe we have the liquidity to weather difficulties in global markets and continue to be committed to the dividend;
– We are managing those challenges by prudently reducing near-term capital expenditures while steadfastly living up to our commitments;
– We have a plan to move all areas toward a Tier 1 cost structure;
– We will continue to work diligently to effectively and constructively manage our regulatory relationships;
– We have an experienced, talented senior management team to lead the company through difficult times; and
– Our Path to Growth remains intact.
Great Plains Energy - Positioned to
“Weather the Storm”

Mike Chesser - CEO
37 years experience
Terry Bassham - CFO
22 years experience
Bill Downey - COO
37 years experience
John Marshall - EVP
Utility Operations
32 years experience
•Accounting
•Finance and IR
•Risk Management
•Strategic Planning
•Internal Audit
•Construction
•Regulatory
•Public Affairs
•Business Planning
•Utility Operations
•Supply - Generation
•Delivery - T&D
•Corporate Services
Officers average 23 years of industry experience
Direct Reports’ Average
Years of Industry Experience
17 years
23 years
20 years
Current Key
Responsibilities
Experienced Management Team
Aligned to Succeed

 2009 and beyond: Extend the platform
 • Integrate Aquila and deliver synergies
 • Complete and include Iatan 1 AQCS and GMO environmental projects in rates effective in 2009
 • Complete Iatan 2
 • Evaluate 400 MW of additional wind
 • Additional environmental spending at LaCygne 1 and potentially LaCygne 2 and Montrose
 • Continue with sound strategic planning to effectively meet future generation requirements and be an industry leader in energy efficiency
 • Expected dividend growth, with a traditional target payout ratio, to follow
A Path to Growth

William Downey,
President and COO
Kansas City Power & Light

• Integration progressing smoothly and synergy capture on target
• Customer satisfaction and reliability remains strong
• Progress on implementation of energy efficiency and demand response
• KCP&L coal units set monthly and quarterly records
Operations Highlights

KCP&L Availability & Capacity Percentage
120%
100%
80%
60%
40%
20%
0%
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Equivalent Availability Coal
Capacity Factor Coal
Equivalent Availability Nuclear
Capacity Factor Nuclear

GREAT PLAINS ENERGY

Impact of unplanned
coal outages in Q1
&Q2 2007
Impact of unplanned
coal outages in Q1 2008
Impact of extended
nuclear refueling outage
• For the period July 14 - September 30, 2008, GMO had
 equivalent availability of 94% and a capacity factor of 76%
KCP&L Equivalent Availability / Capacity

Construction Update
• Iatan 1 AQCS
 — Planned completion January 2009; in-service February 2009
• Iatan 2
 — Planned completion summer 2010
 — Planned cost re-assessment to be completed in early 2009
• Sibley 3 SCR
 — On schedule; planned completion and in-service Q4 2008
• LaCygne
 — Significant expenditures extended beyond 2010
• Wind
 — Continuing to assess opportunities

Annual Revenue Increase						
Rate Case	File Date	Traditional	Additional Amortization	Total	Rate Base	Return on Equity	Rate-making Equity Ratio	Rate of Return
GMO- MPS	9/5/2008	$66.0	$0.0	$66.0	$1,202,225	10.75%	53.82%	8.93%
GMO- L&P	9/5/2008	$17.1	$0.0	$17.1	$305,034	10.75%	53.82%	9.29%
GMO- Steam	9/5/2008	$1.3	$0.0	$1.3	$14,557	10.75%	53.82%	9.29%
KCPL- MO	9/5/2008	$86.4	$15.1	$101.5	$1,503,146	10.75%	53.82%	8.69%
KCPL- KS	9/5/2008	$60.4	$11.2	$71.6	$1,255,419	10.75%	55.39%	8.75%
Total		**$231.2**	**$26.3**	**$257.5**	**$4,280,381**			

GREAT PLAINS ENERGY

• Fuel recovery included in KCP&L-MO case only
• Key assets requested to be included in rate base:
 — Iatan 1 AQCS
 — Sibley SCR
 — Crossroads peaking unit and related transmission
 — GMO interest in environmental upgrades at Jeffrey Energy Center
• New rates expected to be effective July 2009 in Kansas and August 2009 in Missouri
Summary of Rate Cases

Financial Overview
Terry Bassham, CFO
Executive Vice President
Finance & Strategic Development

Liquidity at 9/30/08

(in $ millions except where indicated)	Capacity	Outstanding	Available
KCP&L			
Revolving Credit Facility[1]	$ 600.0	$266.6	**$ 333.4**
A/R Facility	100.0	70.0	**30.0**
GMO			
Revolving Credit Facility	400.0	0.0	**400.0**
A/R Facility	65.0	17.0	**48.0**
GPE			
Revolving Credit Facility[2]	400.0	68.0	**332.0**
	$1,565.0	$421.6	**$1,143.4**

[1] *Revolving credit facility used as a backstop for commercial paper issuance; outstanding amount includes $254.7 million of CP and $11.9 million of letters of credit*

[2] *Outstanding amount includes $20.0 million in cash borrowings and $48.0 million of letters of credit*

GREAT PLAINS ENERGY

Liquidity

3Q 2007	3Q 2008	YTD 2007	YTD 2008
Electric Utility	$0.89	$0.90	$1.35	$1.34
Other	(0.11)	0.02	(0.23)	(0.16)
Income from continuing operations	$0.78	$0.92	$1.12	$1.18
SE discontinued operations	(0.05)	0.00	0.19	0.37
Net Income	0.73	0.92	1.31	1.55
Preferred dividends	(0.01)		(0.02)	(0.01)
Earnings available for common	$0.72	0.92*1	$1.29	1.54*2

Core EPS by Segment

	3Q 2007	3Q 2008	YTD 2007	YTD 2008
Electric Utility	$0.87	$0.90	$1.33	$1.54
Other	(0.05)	(0.02)	(0.18)	(0.18)
Earnings available for common	$0.82	0.88*1	$1.15	1.36*2

*1 Includes $0.15/share contribution from GMO ($0.16 for Electric Utility and $(0.01) for other); average number of diluted shares O/S increased to 113.9M for 3Q, causing $0.30/share dilution to reported earnings and $0.29/share dilution to core earnings

*2 Includes $0.18/share contribution from GMO ($0.20 for electric utility and $(0.02) for other); average number of diluted shares O/S increased to 95.3M YTD causing $0.18/share dilution to reported earnings and $0.16/share to core earnings

GREAT PLAINS ENERGY

Earnings Per Share By Segment
Includes KCP&L for full period and GMO results for the period 7/14/08 - 9/30/08

$100
$80
$60
$40
$20
$0

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00

Core Earnings
Key Earnings Drivers:
+ GMO contribution of $18.6 million or $0.16 per share to 3Q 2008
+ Higher KCP&L revenue driven by wholesale
+ Favorable impact of $6.5 million from AFUDC
+ Lower KCP&L purchased power volume, offset somewhat by higher prices
- Higher KCP&L fuel and O&M costs
- Dilution of $0.29 caused by shares issued in connection with GMO transaction
$74.1
$102.5
3Q ‘07
3Q ‘08
Includes KCP&L for full quarter and GMO results for the period 7/14/08 - 9/30/08
(millions
except where
indicated)
$83.9
KCP&L
KCP&L
GMO
$18.6
3Q ‘08
Utility Total
Core Earnings Per Share
$0.87
$0.90
3Q ‘07
3Q ‘08
KCP&L
KCP&L
GMO
$0.74
$0.16
3Q ‘08
Utility Total
Electric Utility Third Quarter Results

$150
$100
$50
$0

$2.00
$1.50
$1.00
$0.50
$0.00

GREAT PLAINS ENERGY

Core Earnings
Core Earnings Per Share
$112.7
$147.1
$1.33
$1.54
(millions
except where
indicated)
YTD ‘07
YTD ‘08
YTD ‘07
YTD ‘08
Earnings Drivers:
+ GMO contribution of $18.6 million or $0.20 per share YTD 2008
+ Increase in KCP&L’s AFUDC of $13.7 million
+ New retail rates at KCP&L effective January 2008
+ Increased wholesale prices and 3Q volumes
-  Mild 3Q weather
-  Purchased power $19.9 million higher
- Dilution of $0.16 caused by shares issued in connection with GMO transaction
Includes KCP&L for full nine months and GMO results for the period 7/14/08 - 9/30/08
KCP&L
GMO
YTD ‘08
Utility Total
KCP&L
KCP&L
KCP&L
YTD ‘08
Utility Total
$0.20
$1.34
$18.6
$128.5
GMO
Electric Utility Year-to-Date Results

Great Plains Energy 2009
Guidance Range $1.30 - $1.60
Key Assumptions
• Revenue
 • Normal weather
 • Retail (weather-normalized)
 • 2009 - Retail MWh sales essentially flat compared to 2008 for KCP&L;
 growth rate at GMO ~1.5%, similar to 2008 growth
 • 2010-11 - Retail growth of 0.5% - 1% at KCP&L and 1% - 2% at GMO
 • New wholesale margin threshold for KCP&L-MO of $92.5 million (subject to true-up) effective with new rates in August 2009
• Regulatory
 • Approval of the rate request in Kansas and Missouri with new rates in effect late summer 2009
 • New rates in “Iatan 2 case” in effect summer 2010 in KS, and fall 2010 for the MO properties
 • Assumed ROE of 10.75%

Key Assumptions Continued
• Plant Performance
 • Equivalent Availability Factor (EAF) and Capacity Factor (CF) for fossil fleet for 2009 of ~80% and 77%, respectively; in 2010-11, EAF in 80%-
 85% range and CF relatively constant
 • Wolf Creek plant performance at historical levels
• Capital Expenditures
 • Previous cost and schedule disclosures for Iatan 2
 • No wind in capex projections until 2011
 • Reduced spending on LaCygne environmental in 2009 - 10
 • No additional environmental mandates
• Fuel Expense
 •  67% covered by FAC
 • Approximately 85% of 2009, 45% of 2010, and 15% of 2011’s
 KCP&L coal requirements are under contract

Key Assumptions Continued
• Finance
 • Dividend maintained at $1.66/share for 2009-11
 • $200 million of equity issuance in 2009; total $400 million of additional equity issuance in 2010-11
 • $850 - $950 million of new debt over 2009-11; short-term / long-term
 TBD
 • No refinancing of GMO debt prior to maturity
 • Amortization of GMO debt write-up reduces pre-tax interest expense by approximately $32 million per year in 2009-11
• Tax
 • The marginal tax rate before credits relatively constant at 38.9%
 • Tax credits of $6-8 million per year will reduce the marginal tax rate from
 38.9% (excludes advanced coal credits)
 • NOLs - No earnings benefit, but $100 million of NOLs available annually in
 2009 - 2012 to reduce cash taxes

2009		2010		2011
Base utility construction expenditures						
Generating facilities	$	107.8	$	133.0	$	245.3
Distribution and transmission facilities		204.6		281.9		301.6
General facilities		44.9		35.7		67.9
Total base utility construction expenditures		357.3		450.6		614.8
CEP construction expenditures						
Iatan No. 2 (KCP&L share)		291.2		120.4		-
Environmental (KCP&L)		48.4		43.3		82.6
Customer programs & asset management (KCP&L)		12.2		7.6		2.0
Total CEP construction expenditures		351.8		171.3		84.6
Nuclear fuel		17.5		32.0		25.1
Iatan No. 2 (GMO share)		94.9		39.6		-
Other environmental		27.2		49.7		106.3
Customer programs & asset management (GMO)		0.5		0.4		0.4
Total utility construction expenditures	**$**	**849.2**	**$**	**743.6**	**$**	**831.2**

GREAT PLAINS ENERGY

Projected Capital Expenditures
2009-2011

CAGR ≈ 15%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2008
2009
2010
2011
2012
KCP&L MO
KCP&L KS
GMO MPS
GMP L&P

GREAT PLAINS ENERGY

$ Billions
$3.7
$6.5
$5.9
$5.7
$4.2
• Year-end rate base projections
• Iatan 1, Sibley environmental and Crossroads in rate base 3Q09
• Iatan 2 in rate base 3Q 2010 (KCP&L-KS and GMO) and
 4Q 2010 (KCP&L-MO)
Solid Rate Base Growth

Great Plains Energy

2008 EEI Presentation

November 11, 2008

Appendix

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	2007	2008	2007
	(millions)			
Electric Utility	$ 102.5	$ 76.5	$ 0.90	$ 0.89
Other	2.2	(10.5)	0.02	(0.11)
Income from continuing operations	104.7	66.0	0.92	0.78
Strategic Energy discontinued operations	0.3	(3.9)	-	(0.05)
Net income	105.0	62.1	0.92	0.73
Preferred dividends	(0.4)	(0.3)	-	(0.01)
Earnings available for common shareholders	$ 104.6	$ 61.8	$ 0.92	$ 0.72
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 104.6	$ 61.8	$ 0.92	$ 0.72
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(2.4)	-	(0.02)
Other - merger transition costs	(3.9)	0.9	(0.04)	0.01
Other - mark-to-market impacts	(0.2)	5.6	-	0.06
Strategic Energy discontinued operations	(0.3)	3.9	-	0.05
Core earnings	$ 100.2	$ 69.8	$ 0.88	$ 0.82
Core earnings				
Electric Utility	$ 102.5	$ 74.1	$ 0.90	$ 0.87
Other	(2.3)	(4.3)	(0.02)	(0.05)
Core earnings	$ 100.2	$ 69.8	$ 0.88	$ 0.82

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to
GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year to Date September 30
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	2007	2008	2007
	(millions)			
Electric Utility	$127.4	$115.1	$ 1.34	$ 1.35
Other	(14.9)	(20.4)	(0.16)	(0.23)
Income from continuing operations	112.5	94.7	1.18	1.12
Strategic Energy discontinued operations	35.0	16.4	0.37	0.19
Net income	147.5	111.1	1.55	1.31
Preferred dividends	(1.2)	(1.2)	(0.01)	(0.02)
Earnings available for common shareholders	$146.3	$109.9	$ 1.54	$ 1.29
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$146.3	$109.9	$ 1.54	$ 1.29
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(2.4)	-	(0.02)
Electric Utility - change in composite tax rate	19.7	-	0.20	-
Other - merger transition costs	(3.0)	1.7	(0.03)	0.01
Other - release of legal reserve	(3.4)	-	(0.04)	-
Other - mark-to-market impacts	5.5	5.6	0.07	0.06
Other - change in composite tax rate	(0.9)	-	(0.01)	-
Strategic Energy discontinued operations	(35.0)	(16.4)	(0.37)	(0.19)
Core earnings	$129.2	$ 98.4	$ 1.36	$ 1.15
Core earnings				
Electric Utility	$147.1	$112.7	$ 1.54	$ 1.33
Other	(17.9)	(14.3)	(0.18)	(0.18)
Core earnings	$129.2	$ 98.4	$ 1.36	$ 1.15

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to
GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.